UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 4, 2022

HIMS & HERS HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	005-91087	98-1482650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2269 Chestnut Street, #523 San Francisco, California	94123
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (415)
851-0195

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	HIMS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events
As previously disclosed, on January 20, 2021, Oaktree Acquisition Corp. (“OAC”), the predecessor of Hims & Hers Health, Inc. (the “Company”), completed the acquisition of Hims, Inc. (“Hims”) pursuant to the Agreement and Plan of Merger dated as of September 30, 2020 (the “Merger Agreement”) by and among OAC, Hims, and Rx Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of OAC (“Merger Sub”). The Merger Agreement provided for, among other things, the combination of Hims and OAC pursuant to the merger of Merger Sub with and into Hims, with Hims continuing as the surviving entity and as a wholly-owned subsidiary of OAC, which changed its name to Hims & Hers Health, Inc. (the “Merger”).
The Company is filing the attached Exhibit 99.1 to recast the Hims consolidated financial statements for the years ended December 31, 2020 and 2019 to retrospectively reflect the effects of the reverse recapitalization that occurred in connection with the Merger, as described below. Exhibit 99.1 is incorporated by reference into this Item 8.01.
The Merger was accounted for as a reverse recapitalization with Hims as the accounting acquirer and OAC as the acquired company for accounting purposes. Accordingly, all historical financial information presented represents the accounts of Hims and its wholly-owned subsidiaries as if Hims is the predecessor to the Company. The share and per share information in these consolidated financial statements has therefore been retroactively restated as to reflect the share exchange ratio established in the Merger (0.4530 shares of Company Class A common stock for 1 share of Hims Class A common stock).
The audited consolidated financial statements of Hims as of December 31, 2020 and 2019 included herein as Exhibit 99.1 update the audited consolidated financial statements of Hims included in Item 2.01 and Item 9.01 of the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on March 22, 2021.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm.

99.1	Audited consolidated financial statements of Hims, Inc. and subsidiaries as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019.

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIMS & HERS HEALTH, INC.

DATE: February 4, 2022	By:	/s/ Andrew Dudum
Andrew Dudum
Chief Executive Officer